POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Doug Forde as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, or any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                               TITLE                                   DATE
                ---------                                               -----                                   ----

/S/            DOUG FORDE                      CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER        JUNE 9, 2000
----------------------------------------
               DOUG FORDE


/S/          DAVID C. LANGLE                   CHIEF FINANCIAL OFFICER (PRINCIPAL ACCOUNTING         JUNE 9, 2000
----------------------------------------
             DAVID C. LANGLE                     OFFICER) AND VICE PRESIDENT


/S/           LIONEL FORDE                       VICE PRESIDENT AND DIRECTOR                           JUNE 9, 2000
----------------------------------------
              LIONEL FORDE


/S/         VINCENT CAMINITI                     DIRECTOR                                              JUNE 9, 2000
----------------------------------------
            VINCENT CAMINITI


/S/          JOHN STRAATSMA                      DIRECTOR                                              JUNE 9, 2000
----------------------------------------
             JOHN STRAATSMA


/S/            MOTY HERMAN                       DIRECTOR                                              JUNE 9, 2000
----------------------------------------
               MOTY HERMAN


/S/          WILLIAM LERNER                      DIRECTOR                                              JUNE 9, 2000
----------------------------------------
             WILLIAM LERNER


/S/            DAVID BURKE                       DIRECTOR                                              JUNE 9 , 2000
----------------------------------------
               DAVID BURKE

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